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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Brooks Fiber Properties, Inc.:

     We consent to the use of our reports on Brooks Fiber Properties, Inc. and Brooks Telecommunications Corporation herein in the registration statement on Form S-1.

                                          /s/ KPMG Peat Marwick LLP

                                          KPMG Peat Marwick LLP
St. Louis, Missouri
November 20, 1996